UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 30, 2004

                                     ------

                              CYTEC INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)

                                     1-12372
                            (Commission File Number)


                   DELAWARE                              22-3268660
          ------------------------------              -------------------
                (State or other                       (I.R.S. Employer
          jurisdiction of incorporation)              Identification No.)


                           Five Garret Mountain Plaza
                         West Paterson, New Jersey 07424
              (Address of principal executive offices and zip code)

                                 (973) 357-3100
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 3.03(b)   Material Modification to Rights of Security Holders

     On September 30, 2004, Cytec redeemed 4,000 shares of its Series C preferred stock, constituting all of the issued and outstanding shares of its Series C Cumulative Preferred Stock (the "Series C"), from MDP Holdings, Inc., a wholly-owned subsidiary of Wyeth Holdings Corporation (formerly known as American Cyanamid Company) ("Wyeth"), for $10 million. A copy of the press release announcing the redemption is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 3.03(b).

     Cytec originally issued the Series C in 1993 in conjunction with Cytec's spin-off from American Cyanamid Company. As a result of the redemption, Wyeth's rights to receive cash dividends at an annual rate of $1.83 per share and to elect one director to Cytec's Board of Directors, among other rights, together with certain restrictive covenants contained in the Certificate of Designations for the Series C, including restrictions on the payment of dividends on Cytec common stock, restrictions on undertaking certain extraordinary corporate transactions and restrictions on incurring indebtedness in excess of certain amounts, in each case without Wyeth's prior consent, have been eliminated.



Item 5.02(b)   Departure of Directors or Principle Officers

     In accordance with the terms of the Series C, upon the redemption of the Series C by Cytec as described under Item 3.03(b) herein, the term of the director elected by Wyeth pursuant to the terms of the Series C, Louis L. Hoynes, Jr., terminated immediately on September 30, 2004.



Item 9.01     Financial Statements and Exhibits

     (c) Exhibits

Exhibit
--------
99.1 Press Release issued by Cytec Industries Inc. on October 1, 2004 announcing its redemption of its Series C stock.


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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             CYTEC INDUSTRIES INC.



Date: October 6, 2004                        By: /s/ Roy Smith
                                             --------------------------
                                             Name:   Roy Smith
                                             Title:  Vice President,
                                                     General Counsel
                                                     and Secretary

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


EXHIBIT INDEX

Exhibit
99.1 Press Release issued by Cytec Industries Inc. on October 1, 2004 announcing its redemption of its Series C stock.

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